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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): January 29, 2002


                                   ENRON CORP.
             (Exact Name of Registrant as Specified in Its Charter)


                                     OREGON
                 (State or Other Jurisdiction of Incorporation)


         1-13159                                          47-0255140
(Commission File Number)                    (I.R.S. Employer Identification No.)


             ENRON BUILDING
            1400 SMITH STREET
             HOUSTON, TEXAS                                  77002
(Address of Principal Executive Offices)                   (Zip Code)


                                 (713) 853-6161
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS

                     (a) Attached hereto as Exhibit 99.1 is a press release issued by the Company on February 4, 2002, relating to the resignation of Kenneth Lay from the Board.

                     (b) On October 28, 2001, the Board of Directors (the "Board") of Enron Corp. (the "Company") established a Special Investigative Committee (the "Committee") to review transactions between Enron and related parties. On February 2, 2002, the Committee, consisting of Directors William C. Powers, Jr., Chair, Raymond S. Troubh and Herbert S. Winokur, Jr., delivered its findings to the Board in a document titled "Report of Investigation by the Special Investigative Committee of the Board of Directors of Enron Corp." (the "Committee Report"). A copy of the Committee Report is attached hereto as
Exhibit 99.2. In addition, a press release issued by the Company on February 2, 2002, announcing the release of the Committee Report is attached hereto as
Exhibit 99.3.

                     (c) Attached hereto as Exhibit 99.4 is a press release issued by the Company on January 29, 2002, announcing, among other things, the appointment of Stephen F. Cooper as Interim Chief Executive Officer and Chief Restructuring Officer and the retention of Zolfo Cooper for the restructuring of the Company.

                     Forward-looking Statements

                     This Form 8-K, including exhibits attached hereto, contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and that actual results could differ materially as a result of known and unknown risks and uncertainties, including: various regulatory issues, the outcome of the Company's Chapter 11 process, the outcome of the litigation relating to the abandoned merger agreement between the Company and Dynegy, Inc., general economic conditions, future trends, and other risks, uncertainties and factors disclosed in the Company's most recent reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission.



ITEM 7.  EXHIBITS

               99.1           Press Release, dated February 4, 2002.

               99.2 Report of Investigation by the Special Investigative Committee of the Board of Directors of Enron Corp.

               99.3           Press Release, dated February 2, 2002.

               99.4           Press Release, dated January 29, 2002.



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                                   SIGNATURES

                     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 7, 2002


                                     ENRON CORP.

                                     By: /s/ Robert H. Walls, Jr.
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                                         Name: Robert H. Walls, Jr.
                                         Title: Managing Director and
                                                 Deputy General Counsel

















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                                  EXHIBIT INDEX


               99.1           Press Release, dated February 4, 2002.

               99.2 Report of Investigation by the Special Investigative Committee of the Board of Directors of Enron Corp.

               99.3           Press Release, dated February 2, 2002.

               99.4           Press Release, dated January 29, 2002














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